ATLANTIC INTERNATIONAL ENTERTAINMENT
                              EMPLOYNENT AGREEMENT


         EMPLOYMENT AGREEMENT effective as of the 1st day of May, 1997, by and between RICHARD A. IAMUNNO, an individual residing at 320 SW 17th Street, Boca Raton, FL 33434 ("Executive"), and ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., a Delaware corporation with its principal offices at 2200 Corporate Boulevard, Suite 317, Boca Raton, FL 33431 (the "Company").

                              W I T N E S S E T E:

         WHEREAS, the Company, through its wholly-owned or controlled subsidiaries, is engaged in a variety of businesses, including gaming, wagering and internet software development and related telecommunications and financial advisory and business consulting services; and

         WHEREAS, the Company, desires the Executive to serve, and the Executive is willing to serve, as the Company's Chief Executive Officer on and subject to the terms set forth in this Agreement;

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         1. Employment. The Company hereby employs the Executive as its Chief Executive Officer for the Term of this Agreement (as hereinafter defined) subject to and in accordance with the terms, conditions and provisions of this Agreement. The Executive shall also serve as an executive officer of such of the Company's wholly-owned or controlled subsidiaries (the "Subsidiaries") which shall include any entity existing as of the date hereof or formed or acquired during the Term hereof, including corporations, partnerships, limited liability companies, joint ventures or other entities (each an "entity" and collectively, the "Entities"), owned or controlled by the Company or by any Entity owned or controlled by any such Entity, to which Executive may be elected by the board of directors of any such Subsidiary. The Executive shall also serve in such other positions or capacities, not inconsistent with his position as Chief Executive Officer of the Company or the provisions of this Agreement, to which he may be elected by the Board or by the board of directors of any Subsidiary or to which he may be assigned by the Board from time to time during the Term hereof. The Company shall, subject to the Executive's consent, cause the Executive to be nominated and elected to the Board and to the boards of directors of such of the Subsidiaries as the Board may determine. The Executive hereby accepts such employment upon and subject to the terms, conditions and provisions of this Agreement.

         2. Executive' s Duties and Responsibilities.

         (a) During the Term hereof, the Executive will perform all of the services customarily associated with the position of chief executive officer including, without limitation, services on behalf of any Subsidiary of which he may serve as an officer, subject to the policies established by and at the direction of the Board.

         (b) The Executive will devote substantially all of his business time, attention and efforts to the performance of his duties under this Agreement during the Term hereof and shall perform such duties diligently, in good faith and in a manner consistent with the best interests of the Company. The Executive will use his best efforts at all times during the Term hereof to preserve, protect, enhance and maintain the trade, business and goodwill of the Company. Subject to the provisions of subparagraphs 7(b) and (c) hereof, the Executive will perform his services wherever his services may reasonably be required, but principally at the principal offices of the Company, which are currently located at the address set forth above.

         3. Term: Severance.

         (a) The term of this Agreement (the "Term") commenced in January 1997 and shall expire on December 31, 2000, subject to earlier termination as provided in subparagraph 3(b) below:

         (b) This Agreement shall terminate prior to December 31, 2000, upon the occurrence of any of the following events:

               (i) The death of the Executive;
               (ii) The Permanent Disability, as hereinafter defined, of the Executive, subject to the provisions of Paragraph 8 of this Agreement;
               (iii) Entry of a final judgment by a court of competent jurisdiction that there has been a breach or default by the Executive in the performance or observance of any of the provisions of Paragraph 9 of this Agreement;
               (iv) Entry of a final judgment by a court of competent jurisdiction that there has been repeated and deliberate misconduct by the Executive;
               (v) Entry of a final judgment by a court of competent jurisdiction that there has been a repeated breach of trust or other repeated action by which the Executive has obtained a material personal gain (other than as provided for in this Agreement or consented to by the Board) at the material expense or to the material detriment of the Company;
               (vi) Entry of a final judgment by a court of competent jurisdiction that there has been a failure by the Executive to perform the customary duties of his position; provided that the Executive is furnished with notice of such breach from the Company, which notice sets forth with particularity such alleged failures, and the Executive fails to cure any such breach within thirty (30) days of such notice. If the alleged breach is of a type that cannot be cured within thirty (30) days, no breach shall exist under this subparagraph 3(b)(vi) if the Executive has undertaken and is diligently pursuing such cure;
               (vii) Upon notice to the Company by the Executive of the termination of this Agreement for any breach or default by the Company of any of its obligations or covenants under this Agreement; provided that any such breach or default is not cured within thirty (30) days of such notice; or
               (viii) In the event of a Change of Control, as hereinafter defined, during the Term hereof, the Executive may terminate this Agreement upon ninety (90) days notice to the Company. For purposes of this Agreement, the term "Change of Control" shall mean the date on which the Company sells all or substantially all of its assets, sells more than 20% of the outstanding capital stock of any one or more subsidiaries, the aggregate gross revenues of which constitute 33-1/3% or more of the gross revenues of the Company on a consolidated basis, merges with or into or consolidates with any Entity, issues to an independent, non-affiliated third party such number of shares of its outstanding capital stock (or equity or debt securities convertible into or exchangeable for shares of the Comp any's capital stock) as shall equal twenty five percent (25%) or more of its total issued and outstanding shares of capital stock, or Executive is removed from the Board, without cause, provided, however, that a Change of Control shall not be deemed to occur as a result of or in connection with any recapitalization or public offering of the Company's securities or the occurrence of any of the foregoing transactions which is approved by the Executive. For the purpose of this subparagraph 3(b)(viii), a merger transaction shall mean the merger or consolidation of the Company with or into any other Entity; or
               (ix) Upon thirty (30) days notice from Executive if Executive is removed from the Board without cause; or
               (x) Upon seven days notice from Executive in the event of the entry by a court of competent jurisdiction of a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, or similar law then in effect or the appointment of a receiver, liquidator, assignee, custodian, trustee, or sequestrator of the Company or for any substantial part of its property or an order by any such court for the wind-up or liquidation of the Company's affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against the Company and is pending for sixty (60) days without a stay or dismissal; or the Company commences a voluntary case under any such bankruptcy, insolvency, or similar law then in effect, or makes any general assignment for the benefit of its creditors or fails generally to pay its debts as such debts become due or takes corporate action in furtherance of any of the foregoing.

         (c) In the event of a Change of Control of any Subsidiary to which Executive renders services pursuant to this Agreement, or the occurrence of any event with respect to any such subsidiary under subparagraphs 3(b)(vii) or 3(b)(ix), the Executive shall have the right to resign as an officer and/or director of such Subsidiary; provided, however, that such resignation shall not affect the compensation or any benefits payable to the Executive, or any rights of the Executive pursuant to this Agreement.

         4. Compensation. In consideration of the performance by the Executive of the services to be performed by him under this Agreement during the Term hereof, the Company will pay to the Executive the following compensation:

         (a) (i) An annual salary at the rate of One Hundred Forty-four Thousand Dollars ($144,000), plus the increases thereto hereinafter referred to (the "Salary") from January 1, 1997 through the remainder of the Term hereof. The Salary shall be paid to the Executive in equal bi-weekly installments (after the deduction of all applicable withholding and other required payroll deductions), in arrears, during the Term hereof. The Salary may be increased at any time and from time to time by the Board during the Term hereof. The term "Salary" shall also include all such increases as well as all increases pursuant to subparagraph 4(a)(ii) below.

               (ii) Commencing January 1, 1998 and on each January 1 thereafter during the Term hereof, the Executive shall receive an increase in Salary equal to the greater of (A) five percent (5%) of the Salary in effect for the year prior to such increase, or (B) the increase, if any, in the Cost of Living Index, as hereinafter defined. The Company will, on the next payroll date following the publication of such Cost of Living Index, pay to the Executive all amounts of such increased salary determined in accordance with the preceding sentence for the period commencing on the 1st day of January of such year through such payroll date.

               (iii) For purposes of this subparagraph-4(a), the increase in the Cost of Living Index shall be computed as follows:

               (A) The Cost of Living Index, as hereinafter defined, for each December, commencing with December 1996, shall be compared with the Cost of Living Index for December of the previous year. The increase in the Cost of Living Index shall mean the percentage increase in the Cost of Living Index from the previous December to the December as of which the computation is made. Such determination shall be made as soon as possible after publication of the Cost of Living Index for the December as of which the computation is being made.

               (B) The Cost of Living Index shall mean the "Consumers Price Index for Urban Wage Earners and Clerical Workers (Revised Series) - Boca Raton Metropolitan Area," published by the Bureau of Labor Statistics of the United States Department of Labor. If the said Cost of Living Index in the form in which it is published as of the date of this Agreement or the calculation basis thereof shall be revised or discontinued, the parties shall attempt in good faith to modify the provisions of this subparagraph 4(a)(ii) on a basis which will provide a method of calculation consistent with the method described herein for prior years.

               (b) (i) A bonus for each calendar year during the Term of this Agreement (the "Bonus") commencing with the year ending December 31, 1997, equal to Five percent (5%) of the amount by which the greater of (A) the Company's consolidated net income before income taxes, determined in accordance with generally accepted accounting principles applied on a basis consistent with prior years or (B) the Company's Consolidated Net Cash Flow, as hereinafter defined, exceeds Six Hundred Thousand Dollars ($600,000). "Consolidated Net Cash Flow" shall mean (A) consolidated net income, plus (B) depreciation, amortization and other non-cash items of expense, minus (C) payments of all principal amounts of then outstanding indebtedness, all determined in accordance with generally accepted accounting principles applied on a basis consistent with prior years. The computation of consolidated net income before income taxes and Consolidated Net Cash Flow shall be made in a manner consistent with the financial statements included in the Company's Annual Report on Form 10-K for the year with respect to which the Bonus is computed; provided, however, that such computation shall be made without any deduction for the Bonus payable to the Executive pursuant to this subparagraph 4(b). Such computation shall be made by the Company's independent auditors, whose determination shall be final, binding and conclusive on the parties (subject to the provisions of subparagraph 4(b)(iii) hereof)

               (ii) The Bonus shall be payable to the Executive on or before the later of (A) thirty (30) days following the completion of the audited consolidated financial statements of the Company, or (B) May 1 of each such year, or (C) within ten (10) days after the final resolution of any disagreement with respect to the calculation of consolidated net income before income taxes or Consolidated Net Cash Flow pursuant to subparagraph 4(b)(iii) of this Agreement. In the event of any termination of this Agreement prior to the end of any calendar year during the Term hereof, the Company will pay to the Executive (or, in the case of early termination due to the Executive's death, to his beneficiary, as hereinafter defined), with respect to the year in which any such termination occurs, a portion of the Bonus which shall be determined by calculating the Bonus for the entire year in which such termination occurs and multiplying such Bonus by a fraction, the numerator of which is the number of months in such year prior to the month in which such termination occurs and the denominator of which shall be twelve (12), unless such termination results from an event or occurrence described in subparagraphs 3(b)(iv) or 3(b)(v) of this Agreement, in which case, notwithstanding any provision of this Agreement to the contrary, the Company will have no obligation to make any payment of the Bonus to the Executive for the year in which such termination occurs. As used in this Agreement, the term "Beneficiary" shall mean the person designated by the Executive by an instrument signed by the Executive, acknowledged before a notary public and delivered to the Company. In the event that the Executive fails to designate a beneficiary as provided in the previous sentence, his estate shall be deemed to be his beneficiary.

               (iii) The Company shall deliver to the Executive with each Bonus payment a report setting forth the calculation of consolidated net income before income taxes and Consolidated Net Cash Flow for the year with respect to which such Bonus is computed in accordance with subparagraph 4(b)(i) of this Agreement. Unless the Executive notifies the Company within fifteen (15) business days after receipt of said calculations of his disagreement therewith (which notice shall state with reasonable specificity the reasons for any such disagreement and the amounts in dispute), such calculations will be final, binding and conclusive on the Executive. If there is a disagreement of which the Company is so notified by the Executive, and the disagreement cannot be resolved by the Company and the Executive within sixty (60) days following the delivery of such notice, the items in dispute may be submitted by either the Company or the Executive to the Company's independent auditors (with a copy being furnished to the other party). After affording each of the Company and the Executive the opportunity to present their respective positions (which opportunity shall not extend for more than ten (10) business days following the submission of such disputed items to such auditors), the Company's independent auditors shall determine what changes, if any, are required in the calculations, and such determination shall be final, binding and conclusive on the Company and the Executive. The fees, costs and expenses of such independent auditors shall be borne by the Company.

               (iv) The Executive and his duly authorized representatives shall have the right, at his sole expense, upon reasonable advance notice and during normal business hours at the Company's offices, to examine and copy the books and records of the Company relating to its financial statements and/or any sums payable to Executive under this Agreement.

         (c) In the event of a termination of this Agreement pursuant to subparagraphs 3(b)(i), (ii), (vii), (viii), (ix) or (x) of this Agreement, the Executive will be entitled to receive from the Company, in addition to any Salary and Bonus payable pursuant to this Paragraph 4, and the Company will pay to the Executive, severance compensation as follows:

               (i) In the event of any termination of the Term hereof pursuant to subparagraph 3(b)(i) of this Agreement, the Company will pay to the Executive's beneficiary the face value of the life insurance policy to be maintained by the Company pursuant to subparagraph 5(b) of this Agreement. In the event that the Company fails to maintain such insurance, unless such failure results from the Company having a lack of sufficient funds to pay the premiums therefor, the Executive's failure to pass an insurance physical or the Executive being otherwise uninsurable, the Company will pay such amount in forty-eight
(48) equal consecutive monthly installments, the first of which shall be due and payable on the first day of the first month following the month in which the Executive's death occurs.

               (ii) In the event of the termination of this Agreement pursuant to subparagraph 3(b)(ii) of this Agreement, the Executive will be entitled to receive the payments provided for in subparagraph 8(b) of this Agreement.

               (iii) In the event of the termination of this Agreement pursuant to subparagraphs 3(b)(vii), (viii), (ix) or (x) of this Agreement, the Executive, his legal representative or his beneficiary, as the case may be, will continue to receive the Executive's then Salary in equal monthly installments, in advance, for a period of one hundred twenty (120) months from the date of any such termination.

         (d) In the event of the sale, during the Term hereof, of the stock, business or assets of the Company or any Subsidiary of the Company, the Executive shall be entitled to a profitsharing bonus (the "Profit-Sharing Bonus") equal to ten percent (10%) of the gross profit (determined as provided below), if any, received by the seller in such transaction (the "Seller") as a result of such sale. In the event of any such sale in which the purchase price is paid in cash or marketable securities, or a combination of cash and marketable securities, the Profit-Sharing Bonus shall be paid by delivery to the Executive by the Seller of cash and/or marketable securities in the same proportion as received by the Seller. In all other events, the Profit-Sharing Bonus shall be payable in cash or in such other manner as to which the Executive and the Company may agree prior to the consummation of such sale. Each Profit-Sharing Bonus shall be payable by the Seller to the Executive within twenty (20) days following the date of any such sale and each such payment shall be accompanied by a document, signed by the Chief Financial Officer of the Company, showing the Seller's adjusted cost basis in the stock, business or assets sold, the gross sale price, the gross profit on such sale, which shall be the Seller's gross sale price less the Seller's adjusted cost basis in the stock, business or assets sold (the "Gross Profit"), the amount of the Profit-Sharing Bonus payable and a description and statement of the value of each kind of property, other than cash, being delivered in payment of the Profit-Sharing Bonus (the "Bonus Certificate"). The adjusted cost basis of the Seller in the stock, business or assets being sold, the value of each kind of property, other than cash, received by the Seller in such sale, the gross sale price and the amount of the Profit-Sharing Bonus shall be determined by the Company's independent auditors. If the Executive shall not have disputed the amount of such payment, the accuracy or completeness of the Bonus Certificate and/or the information set forth in such Bonus Certificate within thirty (30) days of the receipt of payment of any Profit-Sharing Bonus under this subparagraph 4(d) and the related Bonus Certificate, then the information set forth in the Bonus Certificate shall be conclusive and binding upon the parties. If the Executive desires to dispute the amount of such payment, the accuracy or completeness of the Bonus Certificate and/or the information set forth therein, such dispute shall be conducted and resolved in accordance with the procedures set forth in the third, fourth and fifth sentences of subparagraph 6(i) of this Agreement. The Bonus Certificate to which any such dispute relates will be promptly
modified   following  the  resolution  of  any  such  dispute  to  reflect  such resolution.

         (e) In the event of the Retirement (as hereinafter defined) of the Executive, the Executive or his legal representative or beneficiary, as the case may be, will continue to receive, as and for retirement compensation, an amount equal to one-twelfth of the greater of (i) the Executive's Salary for the year in which Retirement occurs, or (ii) the average of the Executive's Salary and Bonus for each of the five (5) years immediately preceding the year in which Retirement occurs, for a period of twenty (20) months from the date of commencement of such Retirement. The amount calculated pursuant to the preceding sentence shall be payable, in equal monthly installments, in arrears. For the purpose of this subparagraph 4(e), "retirement" shall be deemed to have occurred at the expiration of the Term or any renewal Term of this Agreement or upon termination of the employment provided for herein prior to the expiration of the Term by the mutual consent of the Executive and the Company.

         5. Executive Benefits. In addition to the Salary, Bonus and severance compensation, the Executive will receive the following benefits:

         (a) The Executive will be entitled to four (4) weeks paid vacation and fifteen (15) paid sick days during each calendar year of the Term hereof commencing with 1997. The Executive will take such vacation at such times as will not unreasonably interfere with significant activities of the Company and upon reasonable advance notice to the Company. Any unused vacation or sick days shall be paid to the Executive by the Company at the end of each year of the Term hereof based upon Executive's then Salary.

         (b) The Company will pay for and maintain for the Executive during the Term of this Agreement, disability insurance providing for the payment to the Executive of a minimum of sixty percent (60%) of his Salary for any "disability" as defined in such disability insurance policy. The Company will also pay and maintain for the Executive during the Term hereof, major medical, hospitalization, dental and vision insurance (which insurance will cover the Executive and members of his immediate family, as defined in the applicable insurance policies) and life insurance upon the life of the Executive having a face value of not less than One Million Dollars ($1,000,000), the proceeds of which shall be payable to such beneficiary(ies) as shall be designated by the Executive from time to time during the Term hereof, or, in the absence thereof, Executive's estate. The Company will maintain such disability, medical, dental, and vision insurance in effect, at the Company's cost, for a period of one hundred twenty (120) months after the expiration or termination of the Term hereof unless this Agreement shall be terminated pursuant to subparagraphs 3(b)(iii), (iv), (v) or (vi) of this Agreement, in which case the Company will not be obligated to maintain such insurance. During the Term hereof, any such life insurance policy which the Company is obligated hereby to maintain will remain the property of the Company; provided, however, upon the expiration of the Term hereof, the Executive will have the right to have such life insurance policy assigned to him and the Company shall continue to pay or reimburse the Executive for all costs therefor. The Company may, at its election at any time during the Term hereof, obtain and maintain at its cost, a key man life insurance policy on the Executive's life with the Company as the beneficiary thereof, and the Executive will cooperate with the Company and its insurer with respect to obtaining and maintaining in force such insurance policy.

         (c) The Company will provide the Executive with a late model luxury automobile during the Term of this Agreement (and/or reimburse the Executive for all costs incurred by him in connection therewith) with a maximum of $750.00 per month. In addition, the Company will pay or reimburse the Executive for the cost of insurance, gasoline, service and maintenance of such automobile upon presentation of bills or other evidences of payment therefor.

         (d) The Company agrees that nothing contained in this Agreement is intended to, or shall be deemed to be a grant to the Executive in lieu of, or as a limitation upon, any rights and privileges to which the Executive may otherwise be entitled as an executive employee of the Company or any Subsidiary under any retirement, pension, profit sharing, insurance, hospitalization or other employee benefit plan of any type (including, without limitation, any incentive, profit sharing, bonus or stock option plan), which may now be in effect or which may hereafter be adopted or instituted by the Company or any Subsidiary during the Term hereof of which the Executive is an officer or director, it being understood that the Executive shall have the same rights and privileges to participate in such Company and Subsidiary benefit plans as any other officer or executive employee of the Company or any such Subsidiary.

         6. Executive's Right to Participate in Future Expansion of the Company.

         (a) From and after January 1997, and through the expiration or earlier termination of the Term hereof, the\ Executive or his designees (who or which, for the purposes\of this Paragraph 6, shall be deemed to be included in the definition of and referred to as the "Executive"), shall have the right to and benefit of participating in the future growth and expansion of the Company, as hereinafter provided in this Paragraph 6.

         (b) If the Company or its wholly-owned subsidiaries, or any subsidiary of the Company shall propose to acquire, or enters into any agreement or other understanding to acquire, by purchase, merger, consolidation or by or as a result of any other form of business arrangement (including the establishment of a new business) or combination (an "Acquisition"), all or any part of any corporation, partnership, joint venture, proprietorship or other operating business, or any equity interest in any such business (other than for investment purposes only, for services rendered or as a fee, as provided for in subparagraph 6(e) hereof), including, but not limited to, the acquisition of common or preferred stock of any class or series, or options, warrants, rights or other securities convertible into or exchangeable for common or preferred stock of any class or series

(each a "Security" or collectively, the "Securities"), the Executive shall have the right to form or cause to be formed, at his sole cost and expense, the subsidiary or subsidiaries to be used by the Parent for such purpose (the "Purchaser") and, in consideration of the Executive bearing such cost and expense, the Executive shall receive, as of the date of the formation of any such Purchaser, 5% of the Securities of each class and series of such Purchaser which are issued at that time (the "Founder's Securities") Whether or not the Founder's Securities of any Purchaser are physically issued on the date of the formation of any such Parent, the Executive shall be deemed to have equitable and beneficial ownership of 5% of such securities as of the date of formation of any such Purchaser.

         (c) If, subsequent to the formation of any such Purchaser, such Purchaser issues, or agrees to issue, any Securities (other than as a dividend or in respect of any Securities of such Purchaser then held by the Parent or Executive), Executive shall, simultaneously and on the date of such issuance (or on the date of such agreement to issue, if earlier), receive five (5%) percent of such subsequently issued securities (the ~Subsequently Issued Securities"), free and clear of all liens, charges and encumbrances. The purchase price payable by Executive for any such Subsequently Issued Securities shall be the same as provided for in subparagraph 6(g) with respect to the Investment Securities referred to therein (except that the Purchase Date, for purposes of this subparagraph (c), shall be the date on which the Subsequently Issued Securities are approved for issuance by the Purchaser's Board of Directors) and the payment terms therefor shall be the same as provided for in subparagraph 6(j) with respect to the Investment Securities referred to therein. Whether or not the Subsequently Issued Securities of any Purchaser are physically issued, the Executive shall be deemed to have equitable and beneficial ownership of five (5%) percent of such securities as of the first date on which any recipient of such securities became entitled to receive the same.

         (d) Attached hereto as Schedule A is a Schedule as of the date hereof setting forth the name, state of incorporation and date of formation of each Purchaser, the capitalization of each Purchaser as of its date of formation, the Founder's Securities of such Purchaser issued to the Executive, the costs and expenses incurred and paid by the Executive in connection with the formation of each such Purchaser, the Subsequently Issued Securities of each Purchaser, if any, the Subsequently Issued Securities of each Purchaser owned by Executive, the date of ownership of same and the purchase price paid by Executive therefor. Each time, subsequent to the date of this Agreement, that a new Purchaser is formed, the Executive shall prepare and deliver to the Company a supplement to or an updated Schedule A which shall set forth the date of such supplement or update and include the information specified in the preceding sentence with respect to the new Purchaser. Each such supplement or updated Schedule A shall be signed by the Executive when delivered to the Company and, upon receipt by the Company, will be countersigned and returned to the Executive by the Chief Financial Officer of the Company. Each time, subsequent to the date hereof, that Subsequently Issued Securities are approved for issuance by the Board of Directors of a Purchaser, the Company shall prepare and deliver to the Executive a supplement to or an updated Schedule A which shall include the information specified above with respect to the Subsequently Issued Securities. The information with respect to the purchase price to be paid by the Executive for inclusion in such supplement to or updated Schedule A shall be provided by the Company on the basis of the terms and procedures provided for in subparagraph 6(g) (subject to Executive's right to dispute the same in the same manner as provided in subparagraph 6(i) hereof). Each such supplement to or updated Schedule A shall be signed by the Chief Financial Officer of the Company when delivered to the Executive and, upon receipt by the Executive and subject to the provisions relating to dispute resolution specified in subparagraph 6(i), will be countersigned and returned to the Chief Financial Officer of the Company by the Executive. Notwithstanding any provision in this Agreement to the contrary, Schedule A attached hereto is binding and conclusive on the parties hereto with respect to the accuracy of the information set forth therein.

         (e) If a Parent shall purchase or acquire any Securities solely for investment purposes or in exchange for or in consideration of the performance of services or as a fee, the Executive will purchase from the Parent, and the Parent will sell to the Executive, simultaneously with and on the same date as the acquisition of each such Security by the Parent (the "Purchase Date"), free and clear of all liens, charges and encumbrances, ten (10%) percent of each such Security (the "Investment Securities"). Notwithstanding the date on which legal title to any such Security is transferred to the Executive by the Parent, the Executive shall have equitable and beneficial ownership of such Security concurrently with the acquisition of such Security by the Parent.

         (f) Notwithstanding the provisions of any subparagraph of this Paragraph 6, the Executive shall have no entitlement to any debt or equity securities of the Company which are issued to or in any other manner become the property of any subsidiary of the Company.

         (g) The purchase price to be paid by the Executive for each Investment Security purchased pursuant to subparagraph 6(e) hereof shall be an amount equal to one hundred ten percent (110%) of the "fair market value" of each such Security on the Purchase Date (the "Purchase Price"). The fair market value of each such Security on the aforesaid date shall be determined by the Company's then independent auditors who, in making such determination shall consider, among such other criteria as they shall deem relevant, the purchasing Parent's cost to acquire such Security, the net tangible book value per share of such Security, the existence or absence of a trading market in such Security, the magnitude of the public float of such Security, the trading volume, if any, of such Security over such period of time as they shall deem relevant, any restrictions, legal or otherwise, on the Executive's ability to freely trade such Security in a public market, any other restrictions on the free transferability or pledge of such Security, the value as collateral of such Security, the value of the property or services delivered in exchange for such Security and the current value and collectibility of any loans or advances made or debt incurred by the purchasing Parent in connection with the acquisition of such security.

         (h) Attached hereto as Schedule B is a schedule setting forth as of the date hereof each Investment Security purchased by the Executive prior to the date hereof, the Purchase Price of each such Security, the date or dates of acquisition of each such Security by a Parent, and the date of transfer to the Executive of each such Security. Each time, subsequent to the date hereof that the Parent acquires or otherwise obtains an Investment Security which is subject to subparagraph 6(e) of this Agreement, the Company shall prepare and deliver to the Executive a supplement to or an updated Schedule B which will set forth the date of such supplement or update, the Investment Security acquired or otherwise obtained by the Parent (including the type or designation of such Security, the number of shares of such Security and the date of purchase or acquisition thereof) the Purchase Price of such Security and the date of transfer to the Executive of such Security. Each such supplement or updated Schedule B shall be signed by the Chief Financial Officer of the Company when delivered to the Executive and, upon receipt by the Executive, will be countersigned and returned to the Company by the Executive (unless disputed in accordance with the provisions of subparagraph 6(i) hereof). Notwithstanding any provision in this Agreement to the contrary, Schedule B attached hereto is binding and conclusive on the parties hereto as to the Investment Securities, Purchase Price, and dates of acquisition and transfer as set forth in such Schedule.

         (i) The supplement or updated Schedule B provided for in subparagraph 6(h) hereof shall be prepared and delivered by the Company to the Executive within thirty (30) days of the purchase or acquisition by a Parent of any Investment Security, together with a notice of such purchase or acquisition (the "Purchase Notice"). If the Executive shall not have disputed the computation of the Purchase Price or date of acquisition by the Parent and transfer to the Executive with respect to any Investment Security within thirty (30) days after receipt of the Purchase Notice, then the information set forth in the Purchase Notice shall be binding upon the parties and the Purchase Price shall be immediately due and payable, as provided elsewhere herein. If the Executive disputes the computation of the Purchase Price, or the date of acquisition by the Parent or transfer to the Executive as set forth in the Purchase Notice, he shall be required to give notice of such dispute to the Company within such thirty (30) day period (the "Dispute Notice"). The Dispute Notice shall set forth the Executive's computation of the Purchase Price with respect to such Security (and/or the date of such acquisition and/or transfer), and, if the Company and Executive shall not have agreed upon a Purchase Price (or such date of acquisition and/or transfer) within thirty (30) days after the Company's receipt of the Dispute Notice, the matter shall be submitted to the Company's then independent auditors for a determination thereof and the decision of such auditors shall be final, binding and conclusive on the Company, the Parent and the  Executive.  Pending  the  determination  by said  auditors,  payment of the
Purchase Price shall be made, as provided elsewhere herein, based upon the purchase price set forth by the Executive in the Dispute Notice, subject to adjustment thereto in the event that the Purchase Price is subsequently determined by such auditors to be higher than that set forth in the Dispute Notice. The fees of said auditors shall be paid by the Company. The supplement or updated Schedule B to which the Dispute Notice relates will be promptly
modified   following  the  resolution  of  any  such  dispute  to  reflect  such resolution.

         (j) Payment of the Purchase Price with respect to any Investment Security subject to the provisions of subparagraph 6(e) hereof shall be made by the Executive immediately following the thirty (30) day period after Executive's receipt of a Purchase Notice as referred to in subparagraph 6(i) hereof if Executive does not dispute the same in accordance with the terms thereof or, if disputed by Executive as provided therein, within ten (10) days after either any resolution of the dispute between the Company and the Executive or the submission of the dispute to the Company's independent auditors (subject to adjustment, if any, as provided for in subparagraph 6(i) hereof), against delivery by the purchasing Parent to the Executive of certificates or other evidences of ownership of the ten (10%) percent of any such Investment Security purchased by the Executive. Payment of the Purchase Price for any Investment Security subject to the provisions of subparagraph 6(e) hereof may be made in cash, by delivery of a five

(5) year recourse promissory note of the Executive (the "Note") bearing interest to be payable annually within forty-five (45) days after the end of each year of the term of the Note at the lowest rate necessary to avoid imputed interest under the applicable provisions of the Internal Revenue Code of 1986, as amended (such rate to be determined as of the Purchase Date), prepayable, in whole or in time to time, without penalty or of the Company's Common Stock and/or any publicly traded company (or other a publicly traded company as described below), including affiliates of the Company or any such stock to be valued, for these purposes, at the fair market value thereof on the date such stock is tendered in payment of the Purchase Price. For the purposes of this subparagraph 6(j), the fair market value of (A) any unregistered shares of common stock of a publicly traded company shall mean the fair market value thereof as determined pursuant to subparagraph 6(g) hereof, and (B) any registered shares of common stock of a publicly traded company shall mean the closing price on the principal stock exchange on which such shares are traded (if the shares are traded on the New York or American Stock Exchange or other nationally recognized exchange) or on The Nasdaq Stock Market or, if there are no sales on such date or if the shares are not so listed, the average of the closing bid and ask prices as reported by Nasdaq, the National Quotation Bureau, Inc. or similar entity selected by the Board of Directors of the Company. In addition, fair market value, for the purposes of this subparagraph 6(j), shall not include or reflect any discount or reduction for any other restriction of any kind relating or applicable to the securities tendered in payment of the Purchase Price. In the event that the Executive tenders securities which are not publicly traded but which are convertible into securities which are publicly traded, the tendered securities shall be valued in the same manner as if they were fully converted on the date tendered, even if, on the date tendered, the securities are not then convertible. Payment of the principal and/or interest of any Note delivered as payment for all or any part of the Purchase Price, may be made, in whole or in part, at the election of the Executive, in shares of the Company's Common Stock and/or shares of common stock of any publicly traded company (or any such convertible securities) in accordance with the provisions set forth in this subparagraph 6(j).

         7. Expense Reimbursement.

         (a) The Company will reimburse the Executive for all ordinary and necessary expenses incurred by him in connection with the performance of his services under this Agreement, subject to and upon receipt by the Company of invoices or other supporting documentation in accordance with the Company's expense reimbursement policies as in effect from time to time.

         (b) In the event that the Company moves its corporate headquarters from the New York metropolitan area, the Company will, if the Executive elects to relocate, pay the Executive's reasonable moving expenses, including temporary living accommodations for up to six months; provided. that the Company may not require the Executive to relocate. In the event the Company so relocates its corporate headquarters and the Executive elects not to relocate, the Company will provide the Executive, at the Company's cost, with such offices and staff in a location in the Boca Raton area as to which the Company and the Executive may agree.

         (c) In the event that the Company establishes multiple offices and the Executive is required to spend any significant part of his time at more than one Company office, the Company shall pay to the Executive a housing allowance of Three Thousand Five Hundred Dollars ($3,500) per month for as long as more than one Company office is maintained; provided, however, that following the closing of any such office, the Company will reimburse the Executive for any costs incurred by him in moving and in terminating any lease obligations and similar expenses.

         8. Disability.

         (a) In the event the Executive suffers any temporary disability during the Term hereof, he shall continue to receive one hundred (100%) percent of the Salary and Bonus to which he was entitled at the time he became so disabled for any period of disability not in excess of six (6) consecutive calendar months. The term "Permanent Disability" as used in this Agreement shall mean any disability of the Executive for a period in excess of six (6) consecutive calendar months. For the purpose of this subparagraph 8(a). the terms "Disabled" and "disability" shall mean (i) any physical or mental illness, injury or other incapacity which, in the opinion of a doctor reasonably satisfactory to the Company and the Executive or his legal representative, renders the Executive unable to perform substantially all of his duties under this Agreement, or (ii) a judicial determination of incompetence. The date that any such disability shall be deemed to have commenced shall be the date the Executive first absents himself from work during a continuous period of disability as determined by the doctor referred to in this subparagraph 8(a) or the date of judicial determination of incompetence, as the case may be.

         (b) In the event of a Permanent Disability, the shall pay to the Executive, as disability benefits, one twenty (120) monthly payments each in an amount equal to percent (60%) of Executive's then Salary divided by twelve first of such payments to commence on the first day of month following any such termination of this Agreement as a result of a Permanent Disability. In the event that such date is a date subsequent to the date such Permanent Disability is determined, payments for all prior months in which the Executive was entitled to such payments will be made together with the first payment made. Such payments shall be reduced by the amount of all payments which the Executive receives under any disability policy maintained by the Company.

         9. Confidentiality and Non-Disclosure Covenant.

         (a) The Executive hereby acknowledges that, in the performance of his duties pursuant to this Agreement, he may obtain and be entrusted with unpublished confidential and proprietary information relating to the Company's and its Subsidiaries' present and proposed businesses and operations, the use or disclosure of which would materially adversely affect the operations of the Company or its Subsidiaries, including, without limitation, unpublished material financial information relating to the Company's and its Subsidiaries' present and proposed businesses and operations, the cost and pricing of the Company's and its Subsidiaries' services, the sales and marketing plans and strategies of the Company and its Subsidiaries, proposed acquisitions by the Company and its Subsidiaries, and the terms of all material agreements to which the Company or any Subsidiary is a party. All of such unpublished information that may be obtained by the Executive shall, for purposes hereof, be referred to as "Confidential Information". The Executive hereby agrees that, unless the Confidential Information becomes publicly known other than by reason of any improper act or omission of the Executive, neither he, nor any entity or person owned or controlled by him, shall, during or after the Term hereof, use for his own benefit or for the benefit of others for any purpose and in any manner whatsoever, divulge to any person, firm, corporation or other entity or otherwise publish or disclose any Confidential Information, except as necessary in connection with the performance of the Executive's services under this Agreement. Notwithstanding the foregoing, the Executive shall not be in breach of this covenant with respect to any use or disclosure of any Confidential Information by him which is required as a result of any legal process served upon him in any judicial or administrative, (provided, if possible, the Company shall be given notice in time to enable it to object to such disclosure) or which was obtained by the Executive from a third party without such third party's breach of any agreement or obligation of trust. The term "entity or person owned or controlled by" the Executive or words of like import shall not include the Company or any of its Subsidiaries.

         (b) The Executive agrees that his violation or threatened violation of any of the provisions of this Paragraph 9 may cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of said provisions, the Company shall be entitled to seek all available equitable remedies therefor including, without limitation, preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of these provisions and compelling the Executive to comply with these provisions. This Paragraph 9 shall not affect or limit, and the equitable remedies provided in this subparagraph 9(b) shall be in addition to, any other remedies available to the Company at law. The provisions of this Paragraph 9 shall survive the termination or expiration of the Term of this Agreement.

         10. Representations and Warranties of the Executive. The Executive represents and warrants to the Company as follows:

         (a) All action on the part of the Executive necessary for the authorization, execution, delivery and performance of this Agreement by him and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of the Executive, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization,-moratorium, or other laws affecting generally enforcement of creditors' rights and by general principles of equity.

         (b) The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or-without the passage of time and giving of notice, a default under any provision of any instrument, judgment, order, writ, decree or agreement to which the Executive is a party or by which he is bound.

         (c) There is no action, suit, proceeding, or investigation pending, or to the knowledge of the Executive, currently threatened against the Executive, in any way relating to the validity of this Agreement or the right of the Executive to enter into or to consummate this Agreement and the transactions contemplated hereby.

         11. Representations and Warranties of the Company. The Company represents and warrants to the Executive as follows:

         (a) All action on the part of the Company, SISC and each Subsidiary necessary for the authorization, execution, delivery and performance of this Agreement by them and the consummation of the transactions contemplated hereby, has been taken and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors' rights and by general principles of equity.

         (b) The authorization, execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any provision of any instrument, judgment, order, writ, decree or agreement to which the Company, or any Subsidiary is a party or by which any of them is bound.

         (c) There is no action, suit, proceeding, or investigation pending, or to the knowledge of the Company, currently threatened against the Company or any Subsidiary, in any way relating to the validity of this Agreement or the right of the Company to enter into or to consummate this Agreement and the transactions contemplated hereby.

         12. Arbitration. Except for any action under this Agreement for injunctive or other equitable relief and except . otherwise expressly provided in subparagraphs 4(b) and 6(i) of this Agreement, all disputes, controversies and differences between the parties hereto arising under this Agreement which the parties hereto are unable to settle amicably shall be resolved in Boca Raton, Florida, by binding arbitration in accordance with the rules then in force of the American Arbitration Association. The arbitration shall be held before three arbitrators, one of which shall be selected by each of the Executive and the Company and one of which shall be selected by the other two arbitrators, and the decision of such arbitrators shall be deemed to be final. Judgment upon any award or decision rendered by such arbitrators may be entered or enforced in any court, domestic or foreign, having jurisdiction thereof. The arbitrators shall not, except as provided in subparagraph 14(f) of this Agreement, have any authority to modify or amend any express provisions of this Agreement.

         13. Agreements with Affiliates. The Executive may enter into employment agreements with affiliates of the Company (the "Affiliate Agreements"). To the extent that, for any year during the Term hereof that the aggregate annual salary paid to Executive pursuant to the Affiliate Agreements does not exceed the Salary payable pursuant to this Agreement for such year, such aggregate salary received by the Executive under such Affiliate Agreements shall reduce the Salary payable pursuant to this Agreement on a dollar for dollar basis. If, for any year during the Term hereof that the aggregate annual salary paid to Executive pursuant to the Affiliate Agreements exceeds the Salary payable pursuant to this Agreement for such year, no Salary shall be paid by the Company to the Executive pursuant to this Agreement for such year; provided, however, that in such event the Executive shall not be required to refund any Salary (or salary or other compensation received by him pursuant to any Affiliate Agreement) paid to him during such year. Any bonuses or other non-salary compensation or benefits paid to Executive pursuant to the Affiliate Agreements shall not affect in any way the Salary, Bonus, or other benefits payable to Executive pursuant to this Agreement.

         14. Miscellaneous.

         (a) This Agreement constitutes the entire agreement of the Company and the Executive with respect to the subject matter hereof and supersedes all prior written or prior or contemporaneous oral understandings or agreements, including the Prior Employment Agreements and any other employment agreements or understandings between the Company and the Executive with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties hereto in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties hereto and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         (b) Any notice, demand or other communication (collectively, the "Notices") required or permitted by or with respect to the provisions of this Agreement shall be given in writing and delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or mailed by registered or certified mail, return receipt requested, with notice to the Company being sent to the attention of the individual who executed this Agreement on behalf of the Company. Either party may, by notice given in accordance with the terms hereof, change the person, address or telecopier number to which Notice should be sent. All such Notices shall be deemed given when personally delivered or transmitted as aforesaid, or, if mailed as aforesaid, on the fifth (5th) business day after mailing or on the day actually received, if earlier, except for a notice of a change of person, address or telecopier number which shall be effective only upon receipt.

         (c) Except as specifically set forth in this subparagraph, neither party hereto may assign this Agreement or his or its rights, benefits or obligations hereunder without the written consent of the other party; except that the rights of the Executive set forth in Paragraph 6 hereof may be assigned to designated purchasers and shall inure to the benefit of the Executive's heirs, administrators, executives, personal representatives, successors and permitted assigns. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, executors, personal representatives, successors and permitted assigns. Nothing contained herein is intended to confer upon any person or entity, other than the parties hereto, and their respective heirs, administrators, executors, personal representatives, successors or permitted assigns or, in the case of the Executive, his designated purchasers under Paragraph 6 hereof, any rights, benefits, obligations, remedies or liabilities under or by reason of this Agreement.

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By their execution hereof, the Company and the Executive hereby consent and irrevocably submit to the in personam jurisdiction of the American Arbitration Association tribunal located in the City of Boca Raton, County of Palm Beach and State of Florida or, with respect to Paragraph 9, the Federal or state courts situated in Palm Beach County, State of Florida, which shall have sole jurisdiction as to such matters, and agree that any process in any action commenced in such tribunal or court under this Agreement may be served upon it or him personally, by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same full force and effect as if personally served upon it or him in Boca Raton. Each of the parties hereto hereby waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. In the event of any arbitration proceeding pursuant to Paragraph 9 hereof, the arbitrator shall have the right to assess reasonable counsel fees and disbursements.

         (e) The parties hereto hereby agree that, at any time and from time to time during the Term hereof, upon the reasonable request of the other party hereto, they shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such further acts, deeds, assignments, transfers, conveyances, other documents and assurances as may be reasonably required to more effectively consummate this Agreement and the transactions contemplated thereby or to confirm or otherwise effectuate the provisions of this Agreement.

         (f) If any term or provision of this Agreement, or the application thereof to any person or circumstance, is finally determined by a court or arbitration tribunal to any extent to be illegal, invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted hereunder and by law.

         (g) During and after the Term hereof, the Company shall defend, indemnify and hold the Executive harmless from any and all claims, causes of action, liabilities, damages, costs or expenses (including, without limitation, attorneys' fees and disbursements) incurred by the Executive based upon or in connection with the performance of his services under this Agreement to the fullest extent permitted by the laws of the State of New York (and, with respect to indemnification by by a Subsidiary, the laws of the jurisdiction of incorporation of any such Subsidiary) and of the By-Laws of the Company, or any such Subsidiary, as the case may be. In the event that, under applicable law, the Company is not permitted to defend the Executive or pay the costs of defense as provided in this subparagraph 14(g) unless the Executive undertakes to reimburse the Company in the event that any such payment is unlawful, then, in such event, the Company may condition such defense or payment on receipt of an appropriate reimbursement agreement from the Executive. This provision will survive the expiration or termination of the Term of this Agreement.

         (h) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.

     /s/ Richard A. Iamunno
By: --------------------------------------------
    Richard A. Iamunno, President & CEO


Attest: /s/ Norman J. Hoskin
        ---------------------------------
        Norman J. Hoskin, Secretary


EMPLOYEE:


By:/s/ Richard A. Iamunno
   ---------------------------
   Richard A. Iamunno